UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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American Airlines P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! American Airlines Group Inc. Annual Meeting of Stockholders Wednesday, June 5, 2024 9:00 AM, Central Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/AAL for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/AAL For a convenient way to view the proxy materials, VOTE, and obtain instructions for how to attend the meeting go to www.proxydocs.com/AAL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 24, 2024. Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials. Stockholders’ Meeting To Be Held On June 5, 2024 For Stockholders of record as of April 9, 2024 To request paper materials, use one of the following methods. Internet: www.investorelections.com/AAL Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website or call and follow the instructions. SEE REVERSE FOR AN OVERVIEW OF PROPOSALS BEING PRESENTED Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

American Airlines American Airlines Group Inc. Annual Meeting of Stockholders Overview of Proposals: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL 1. Election of 11 directors to serve until the 2025 Annual Meeting of Stockholders of American Airlines Group Inc. and until their respective successors have been duly elected and qualified 1.01 Adriane Brown 1.02 John Cahill 1.03 Mike Embler 1.04 Matt Hart 1.05 Robert Isom 1.06 Sue Kronick 1.07 Marty Nesbitt 1.08 Denise O’Leary 1.09 Vicente Reynal 1.10 Greg Smith 1.11 Doug Steenland 2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of American Airlines Group Inc. for the fiscal year ending December 31, 2024 3. Advisory vote to approve executive compensation (Say-on-Pay) 4. Approve and adopt an amendment of the Certificate of Incorporation to allow future amendments to the Bylaws by stockholders by simple majority vote 5. Approve and adopt an amendment of the Certificate of Incorporation to allow all other provisions of the Certificate of Incorporation to be amended in the future by simple majority vote If any other matters properly come before the 2024 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2024 Annual Meeting of Stockholders.